Exhibit 99.2
1 Q3 2022 Investor UpdateNovember 2022An Infrastructure-Focused Mining Company

SAFE HARBOR STATEMENT

This presentation is for informational purposes only and contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, as amended. Such forward-looking statements include statements concerning anticipated future events and expectations that are not historical facts. All statements, other than statements of historical fact, are statements that could be deemed forward-looking statements. In addition, forward-looking statements are typically identified by words such as "plan," "believe," "goal," "target," "aim," "expect," "anticipate," "intend," "outlook," "estimate," "forecast," "project," "continue," "could," "may," "might," "possible," "potential," "predict," "should," "would" and other similar words and expressions, although the absence of these words or expressions does not mean that a statement is not forward-looking. Forward-looking statements are based on the current expectations and beliefs of TeraWulf's management and are inherently subject to a number of factors, risks, uncertainties and assumptions and their potential effects. There can be no assurance that future developments will be those that have been anticipated. Actual results may vary materially from those expressed or implied by forward-looking statements based on a number of factors, risks, uncertainties and assumptions, including, among others: (1) conditions in the cryptocurrency mining industry, including fluctuation in the market pricing of bitcoin and other cryptocurrencies, and the economics of cryptocurrency mining, including as to variables or factors affecting the cost, efficiency and profitability of cryptocurrency mining; (2) competition among the various providers of data mining services; (3) changes in applicable laws, regulations and/or permits affecting TeraWulf's operations or the industries in which it operates, including regulation regarding power generation, cryptocurrency usage and/or cryptocurrency mining; (4) the ability to implement certain business objectives and to timely and cost-effectively execute integrated projects; (5) failure to obtain adequate financing on a timely basis and/or on acceptable terms with regard to growth strategies or operations; (6) loss of public confidence in bitcoin or other cryptocurrencies and the potential for cryptocurrency market manipulation; (7) the potential of cybercrime, money-laundering, malware infections and phishing and/or loss and interference as a result of equipment malfunction or break-down, physical disaster, data security breach, computer malfunction or sabotage (and the costs associated with any of the foregoing); (8) the availability, delivery schedule and cost of equipment necessary to maintain and grow the business and operations of TeraWulf, including mining equipment and equipment meeting the technical or other specifications required to achieve its growth strategy; (9) employment workforce factors, including the loss of key employees; (10) litigation relating to TeraWulf, RM 101 f/k/a IKONICS Corporation and/or the business combination; (11) the ability to recognize the anticipated objectives and benefits of the business combination; and (12) other risks and uncertainties detailed from time to time in the Company's filings with the Securities and Exchange Commission ("SEC"). Potential investors, stockholders and other readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date on which they were made. TeraWulf does not assume any obligation to publicly update any forward-looking statement after it was made, whether as a result of new information, future events or otherwise, except as required by law or regulation. Investors are referred to the full discussion of risks and uncertainties associated with forward-looking statements and the discussion of risk factors contained in the Company's filings with the SEC, which are available at www.sec.gov.

TERAWULF

Third Quarter 2022 Highlights

Significantly ramped operations with self-mined Bitcoin produced in October 2022 exceeding amount self-mined during entire three-month period ended September 30, 2022

Key Metrics	2Q '22	3Q '22	Oct. '22
Bitcoin (Self Mined)	29	117	119
Revenue (Self-Mined)	$1.0 M	$2.4 M	$2.3 M
Revenue per Bitcoin	$34,103	$20,657	$19,646
Power Cost per Bitcoin	$15,365	$20,732	$10,290

TERAWULF

- ***Expanded operating capacity to over 1.5 EH/s with approx. 15K miners deployed***
  - Comprised of 0.9 EH/s of self-mining and 0.6 EH/s of hosted mining
  - Average operating hash rate increased 258% quarter-to-quarter to 583 PH/s
  - Averaged 2,786 self-miners online daily, up from 710 miners in Q2 2022, with an average hash rate per miner of 105 TH/s
- ***Amended JV Agreement with Talen for Nautilus Cryptomine Facility***
  - Right-sized ownership in JV to align with miners and infra. capital invested
  - WULF's 25% stake utilizes full 50 MW share of contracted power at $0.02/kWh
  - Retains option to expand Nautilus Cryptomine beyond the initial 200 MWs
- ***Applied available deposits to procure 12,450 additional miners from Bitmain***
  - Monthly deliveries through February 2023 at Lake Mariner
  - No additional payment obligations to Bitmain
- ***Improved liquidity while conservatively managing cash***
  - Raised $17 million incremental debt and equity
  - Cost reduction initiative underway to generate run-rate SG&A savings

Note: October 2022 estimates are subject to month-end adjustments.

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Sustainable and Scalable Sites

LAKE MARINER DATA



- 91%+ Zero Carbon (1)
- 110 MW Online in Q1 2023
- 500+ MW Hydro, Solar

NAUTILUS CRYPTOMINE



- 100% Zero Carbon
- 50 MW Online in Q1 2023
- 100+ MW (2) Nuclear

160 MW Anticipated fully developed capacity in Q1 2023

130 MW Additional capacity option in 2023

> 91% Zero-carbon power supply today, with goal of achieving 100%

3.5 ¢ Per kilowatt hour targeted average power cost

TERAWULF

(1) Source: NYISO Power Trends 2022 report (https://www.nyiso.com/power-trends).
(2) Reflects TeraWulf's current 50-MW interest in the Nautilus Cryptomine facility and option to expand by 50 MW.

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Efficiently Scaling Self-Mining Operations

- As of Q3 2022, self-mining capacity of 0.9 EH/s with another 3.3 EH/s of miners procured for delivery through February 2023
- Implies open capacity of approximately 2.4 EH/s, of which 0.6 EH/s is currently utilized for short-term hosting arrangements

	Total Capacity	Self-Mining Operational	Self-Mining Procured (3)	Short-Term Hosting (4)	Open Capacity
Lake Mariner (1) (110 MW)	34,000 miners 4.9 EH/s	8,468 miners 0.9 EH/s	9,350 miners 1.6 EH/s	6,500 miners 0.6 EH/s	9,682 miners 1.8 EH/s
Nautilus (2) (50 MW)	15,000 miners 1.7 EH/s	N/A	15,000 miners 1.7 EH/s	N/A	N/A
	49,000 miners 6.6 EH/s	**8,468 0.9 EH/s**	**24,350 miners 3.3 EH/s**	**6,500 miners 0.6 EH/s**	**9,682 miners 1.8 EH/s**

TERAWULF

(1) Includes hashing capacity of Building 2 (50 MW) at the Lake Mariner Facility, which is expected to be energized in Q1 2023.
(2) Reflects TeraWulf's 25% interest in the Nautilus Cryptomine facility, which is expected to be energized in Q1 2023.
(3) Includes 12,450 additional miners recently purchased from Bitmain by utilizing deposits from previously cancelled orders as well as batches from prior purchase agreements which have been fully paid.
(4) Includes 1,500-miner hosting agreement which terminates in Q1 2023, and 5,000-miner hosting agreement that terminates in Q4 2023.

5

Projected Hash Growth

Opportunity to expand up to 11.6 EH/s in 2023 at existing sites



Operating Capacity (EH/s)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
1.5 EH/s
0.6
0.9
2.0 EH/s
0.6
1.4
6.6 EH/s
1.8
0.6
4.2
11.6 EH/s
1.8
0.6
4.2
Projecting >4x hash rate growth within 6 months with approx. 10k plugs open
Opportunity to add incremental 5 EH/s in 2023 at existing sites
Q3 2022
Q4 2022
Q1 2023
FY 2023
Self-Mining
Hosting
Open Plugs
Optional Buildout (1)

Note: future estimates are based on current expectations and market conditions. Hash rate reflects a blend of 100 TH/s and 140 TH/s miners.

(1) Optional Buildout reflects 130 MW expansion capacity available at existing sites, development of which is subject to market conditions.

6

Industry-Leading Power Costs

Targeted average power cost of 3.5 cents per kilowatt hour


Capacity (MW)
50
110
LMD
Nautilus
Power Cost ($/kWh)
$0.02
$0.045
LMD
Nautilus
Blended Power Cost
$0.035 per kWh

- NYISO Zone A prices unusually high during Q2 and Q3 2022
- Adversely impacted by elevated gas prices, regional transmission outages, weather events, and supply constraints due to pandemic and war in Ukraine
- Lake Mariner transitioned to NYPA's HLF-1 tariff in August 2022, which includes a meaningful discount on transmission charges
- Future power prices expected to be in line with historical average


Lake Mariner Power Cost $/kWh
0.10
0.09
0.08
0.07
0.06
0.05
0.04
0.03
0.02
0.01
0.00
Lake Mariner Avg Power Cost = $0.045 per kWh
$0.032
$0.025
$0.017
$0.031
$0.061
$0.076
$0.089
$0.045
$0.039
2018
2019
2020
2021
2022*
2Q22
3Q22
2023E
2024E
NYISO - Zone A
LMD
LMD Projected Power Cost

Note: future estimates are based on current expectations and market conditions and are subject to change.

* 2022 data includes January through September.

TERAWULF
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Cost Saving Initiative UnderwayTargeting 25%+ in run-rate savings in the next 12 months Corporate OverheadSite CostsInsuranceThird Party Services(1)Breakdown of Targeted Annual SG&A Savings(1) Includes suspension of cash compensation to Chief Executive Officer and Chief Operating Officer. 8

Emerging Leader in Digital Asset Infrastructure•Best-in-class Bitcoin mining due to low-cost, sustainable, and domestic bitcoin mining at industrial scale targeting zero-carbon energy leveraging nuclear, hydro, and solar resources•Vertically integrated, infrastructure first strategy ensures ability to create and take advantage of digital asset infrastructure•Experienced team with decades of energy infrastructure experienceand a model for sustainable, large-scale bitcoin mining•Core ESG focusdifferentiates TeraWulf and contributes to the acceleration of the transition to a more resilient, stable energy grid•Peer leading power supply economics with a comprehensive and compelling business outlook9

SITE UPDATES

Lake Mariner Data (NY)







LAKE MARINER DATA

Location:	Barker, NY
Ownership:	100%
Site Control:	Long-term lease
Infra. Capacity:	500 MW site potential
Power Source:	91%+ hydro
Deployment:	• 60 MW operational • 50 MW under construction, expected online Q1 2023 • 80 MW expansion potential in 2023
Proprietary Miners:	• 12,000 Bitmain S19 XPs • 5,000 Bitmain S19 J-Pros

TERAWULF

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Nautilus Cryptomine (PA)







NAUTILUS CRYPTOMINE

Location:	Berwick, PA
Ownership:	25% (JV with Talen)
Site Control:	Long-term lease
Infra. Capacity[(1)]:	• 50 MW targeted online Q1 2023 • 50 MW optional expansion
Power Source:	Nuclear power
Deployment:	Completing construction; anticipated online Q1 2023
Proprietary Miners:	• 5,300 Bitmain S19 XPs • 5,200 Bitmain S19 J-Pros • 4,500 Minerva MV7s

(1) Reflects 25% net interest in Nautilus Cryptomine joint venture.

TERAWULF

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NASDAQ: WULFContact:ir@terawulf.comwww.TeraWulf.com/contact